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                                                                    EXHIBIT 10.2


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         This Agreement (this "Agreement") is made the 25th day of June, 1997 by and among:

         VEECO INSTRUMENTS, INC., a corporation organized under the laws of the State of Delaware (the "Borrower"); and

         FLEET BANK, N.A., a national banking association organized under the laws of the United States ("Fleet") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"; collectively with Fleet, the "Banks").

                                    RECITALS:

         (A) The Borrower and the Banks are parties to a Credit Agreement dated as of July 31, 1996 (the "Credit Agreement");

         (B) Pursuant to the terms of the Credit Agreement, the Borrower is prohibited from making Acquisitions except in certain circumstances and the Borrower desires to make an Acquisition not otherwise permitted pursuant to the terms of the Credit Agreement;

         (C) The Borrower has requested that Credit Agreement be amended to permit the contemplated acquisition and in certain other respects as provided herein and the Banks are willing to amend the Credit Agreement as set forth herein;

         (D) Any capitalized terms not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE 1.  AMENDMENTS TO REVOLVING CREDIT AGREEMENT.

         This Agreement shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitute therefore. All of the terms and provisions of this Agreement are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full herein.

         SECTION 1.1. Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions therein in alphabetical order:


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         "Merger Agreement" means that certain Agreement and Plan of Merger dated April 28, 1997, by and among the Borrower, Veeco Acquisition Corp., a wholly-owned subsidiary of the Borrower, and Wyko.

         "Wyko" means Wyko Corporation, an Arizona corporation having its principal place of business at 2650 East Elvin, Tuscon, Arizona, 85706.

         "Wyko Acquisition" means the acquisition of Wyko by the Borrower in accordance with the terms of the Merger Agreement.

         SECTION 1.2 Section 8.1 of the Credit Agreement is hereby amended by deleting the word "and" from the end of subsection (I) thereof; by deleting the period (".") at the end of subsection (j) thereof and inserting the following in its place: "; and"; and by inserting the following as a new subsection
(k)thereto:

         (k) up to $2,669,000 of mortgage Indebtedness owed by Wyko at the time the Wyko Acquisition is consummated.

         SECTION 1.3 Section 8.2(I) of the Credit Agreement is hereby amended by inserting the following phase at the end thereof: "or securing the Indebtedness referred to in Section 8.1(k) hereof."

         SECTION 1.4 Section 8.7 of the Credit Agreement is hereby amended by inserting the following at the end thereof:

         Notwithstanding the foregoing or any other provision of this Agreement, the Borrower may consummate the Wyko Acquisition in accordance with the terms of the Merger Agreement; PROVIDED, that simultaneously with the consummation of the Wyko Acquisition, Wyko and each of its Subsidiaries incorporated under the laws of any State of the United States shall become Guarantors for purposes hereof, and shall execute and deliver to the Banks Guarantees and shall execute and deliver to the Collateral Agent, as agent for the Banks, security agreements, financing statements, patent and trademark security agreements and any other requisite recording or filing documents or instruments in accordance with Section 7.10 hereof."

         SECTION 1.5. Section 9.2 of the Credit Agreement is hereby amended to provide in its entirety as follows:

                  Section 9.2. MINIMUM CONSOLIDATED QUICK RATIO. Maintain at all times during each of the periods set forth below a Consolidated Quick Ratio of not less than the ratio set forth opposite the applicable period:


                  Period                                Ratio
                  ------                                -----

                  From the Closing Date
                  Through June 29, 1997              1.30:1.00



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                  June 30, 1997 and thereafter       1.20:1.00

ARTICLE 2.  CONDITIONS PRECEDENT.

                  SECTION 2.1. CONDITIONS TO EFFECTIVENESS. The amendments to the Credit Agreement described in Article 1 above, other than the amendment described in Section 1.5 above which shall become effective upon execution and delivery of this Amendment, are subject to the following conditions precedent and shall have no force or effect until the following conditions are satisfied:

                  (a) each Bank shall have received each of the following, in form and substance reasonably satisfactory to such Bank and its counsel:

                           (i)      a copy of the fully executed Merger
                                    Agreement, together with all exhibits and schedules thereto;

                           (ii) Guarantees, duly executed by Wyko and by each of its Subsidiaries incorporated under the laws of any state of the United States (each such Subsidiary being a "Wyko Domestic Subsidiary");

                           (iii) Security Agreements, duly executed by Wyko and by each Wyko Domestic Subsidiary, together with (A) fully completed and executed Financing Statements on Form UCC-1, in proper form for filing duly filed under the Uniform Commercial Code in all jurisdictions necessary or, in the reasonable discretion of the Banks, desirable to perfect the security interests to be granted under such Security Agreements and (B) UCC search results identifying all of the financing statements on file with respect to Wyko and each Wyko Domestic Subsidiary in all jurisdictions referred to under clause (A) hereof, indicating that no party claims an interest in any of the Collateral except the holders of Permitted Liens;

                           (iv) Pledge Agreements, duly executed by the borrower and by Wyko and any other entity that owns shares of any Wyko Domestic Subsidiary together with stock certificates for Wyko and each Wyko Domestic Subsidiary, stock powers duly executed in blank and such other documents as the Banks shall require;

                           (v) A list of all intellectual property owned by Wyko and the Wyko Domestic Subsidiaries and, if the Banks so require, Patent and Trademark Security Agreements duly executed by Wyko and the Wyko Domestic Subsidiaries;

                           (vi) A certificate of the Secretary of Wyko and each Wyko Domestic Subsidiary attesting to all corporate action taken by such entity, including resolutions of its Board of Directors authorizing the



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                                    execution, delivery and performance of the
                                    Facility Documents and each other document to be executed by such entity, together with certified copies of the certificate or articles of incorporation and the by-laws of such entity; and such certificate shall state that the resolutions and corporate documents thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

                           (vii) A certificate of the Secretary of Wyko and of each Wyko Domestic Subsidiary certifying the names and true signatures of the officers of such entity authorized to sign the Facility Documents and other documents to be signed by such entity hereunder;

                           (viii) Satisfactory evidence that Wyko and each Wyko Domestic Subsidiary is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and each other jurisdiction where qualification is necessary; and

                           (ix) An opinion of counsel for the Borrower and the Guarantors as to such matters as the Banks deem necessary.

                  (b) Each Bank shall have been provided satisfactory evidence that:

                           (i)      on a PROFORMA basis, that the Wyko
                                    Acquisition shall not (i) increase by 100% or more the Consolidated Total Liabilities of the Borrower and (ii) result in a leverage ratio as measured by Consolidated Total Liabilities of the Borrower to Consolidated Total Assets of the Borrower (the "Leverage Ratio") higher than 50%. For purposes of this definition, (x) Consolidated Total Liabilities shall include all forms of Indebtedness reflected on a consolidated balance sheet of the Borrower and its Subsidiaries and claims, including all Subordinated Debt and non-perpetual preferred stock, which shall mean preferred stock that has no maturity date and that cannot be redeemed at the option of the holder of the instrument and (y) Consolidated Total Assets shall include intangible assets;

                           (ii) the Wyko Acquisition shall not (A) result in a leverage Ratio higher than 75% and (B) cause 25% or more of the Consolidated Total Liabilities of the Borrower and its Subsidiaries after the Wyko Acquisition to be derived from past or present buyouts, Acquisitions or recapitalizations; and

                           (iii) the Banks shall have been provided PRO FORMA closing date financial statements which shall include consolidated balance sheets, income statements and statements of cash flows, which demonstrate that on a PRO FORMA basis after consummation of the Wyko Acquisition, the Borrower and its Subsidiaries shall be in



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                                    compliance with the financial covenants
                                    contained in Article 9 hereof. Such
                                    statements shall include the Borrower's
                                    calculations demonstrating such covenant compliance.

                  For purposes of clause (ii) (B) above, the Wyko Acquisition shall be deemed to result in more than 25% of the Consolidated Total Liabilities of the Borrower and its Subsidiaries to be derived from past or present buyouts, Acquisitions or recapitalizations if the total liabilities of Wyko and its Subsidiaries PLUS the then current balance of Indebtedness, excluding the trade payables, incurred or created in connection with all prior Acquisitions equals or exceeds 25% of the Consolidated Total Liabilities of the Borrower and its Subsidiaries.

ARTICLE 3.  WAIVERS.

                  SECTION 3.1 The Banks hereby waive compliance with the provisions of Sections 8.3 and 8.7 of the Credit Agreement to the extent that such provisions were violated by the formation of Veeco Acquisition Corp. or by the execution, delivery and performance by the Borrower of the Merger Agreement.

                  SECTION 3.2. The waivers contained herein are waivers of the specific covenants referred to herein only and are limited as provided herein and shall not entitle the Borrower to any further waiver whatsoever.

ARTICLE 4.  REPRESENTATIONS AND WARRANTIES.

                  The Borrower hereby represents and warrants to the Banks that:

                  SECTION 4.1. Each and every one of the representations and warranties set forth in the Credit Agreement is true in all material respects as of the date hereof with respect to the Borrower and the Guarantors with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

                  SECTION 4.2. No Default or Event of Default, as defined in the Credit Agreement now exists.

                  SECTION 4.3. No representation, warranty or statement by the borrower or the Guarantors contained herein or in any other document to be furnished by the Borrower or the Guarantors in connection herewith contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits or at the time of delivery shall omit to state a material fact necessary to make such representation, warranty or statement not misleading.

                  SECTION 4.4. Each of the Facility Documents continues to be in full force and effect and secure all payment and other obligations of the Borrower under the Credit Agreement. Neither the Borrower nor any of the Guarantors has located assets in any new locations since the execution and delivery of the Security Agreements.

ARTICLE 5.  MISCELLANEOUS.


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                  SECTION 5.1. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, each of the undersigned has executed or caused to be duly executed this Waiver as of the date first above written.

                                     VEECO INSTRUMENTS, INC.

                                     By:  __________________________________
                                     Name:
                                     Title:

                                     FLEET BANK, N.A.

                                     By:  ___________________________________
                                     Name:  Christopher Mendelsohn
                                     Title:    Vice President

                                     THE CHASE MANHATTAN BANK

                                     By:  ____________________________________
                                     Name:  Carolyn B. Lattanzi
                                     Title:  Vice President


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